SHARE OPTIONS	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
SHARE OPTIONS

26.	SHARE OPTIONS

In November 2006, the Company's Board of Directors approved a share option plan, which was cancelled in 2009 and replaced with the Frontline Ltd. Share Option Scheme, or the Frontline Scheme. The Frontline Scheme permits the Board of Directors, at its discretion, to grant options to acquire shares in the Company to employees and directors of the Company or its subsidiaries. The subscription price for all options granted under the scheme is reduced by the amount of all dividends declared by the Company in the period from the date of grant until the date the option is exercised, provided the subscription price is never reduced below the par value of the share. The vesting periods of options granted under the Frontline Scheme will be specific to each grant. There is no maximum number of shares authorized for awards of equity share options and authorized, un-issued or treasury shares of the Company may be used to satisfy exercised options.

In July 2016, the Company granted 1,170,000 share options, with an exercise price of $8.00 per share, to directors and officers in accordance with the terms of the Frontline Scheme. One third of the options vested over one year, one third vested over two years and one third vested over three years. The options have five year term.

In November 2018, the Company granted 180,000 share options, with an exercise price of $7.40 per share, to employees in accordance with the terms of the Frontline Scheme. All options vested in July 2019. The options have a thirty-three month term.

The fair value of the granted option awards was estimated on the date of grant using a Black-Scholes option valuation model with the following assumptions:

	July 2016	November 2018
Risk free interest rate	0.69%	2.78%
Expected life (years)	3.5	1.6
Expected volatility	79.80%	38.24%
Expected dividend yield	0.00%	0.00%
The risk-free interest rate was estimated using the interest rate on three year U.S. treasury zero coupon issues for the options granted in July 2016 and on prorated one to two year U.S. treasury zero coupon issues for the options granted in November 2018. The volatility was estimated using historical share price data. The dividend yield was estimated at 0% as the exercise price is reduced by all dividends declared by the Company from the date of grant to the exercise date. It was assumed that all of the options granted in July 2016 and November 2018 will vest.

The initial exercise price for the options granted in July 2016 and November 2018 was reduced by the amount of dividends paid after the date of grants. As at December 31, 2020, the exercise price of the options granted in July 2016 and November 2018 was $5.70 and the Company's share price was $6.22. As at December 31, 2020, 1,350,000 options had vested. As at December 31, 2020, 33,000 of these share options had been forfeited. In the year ended December 31, 2020, 798,000 options were exercised and the Company issued 798,000 shares for proceeds of $5.8 million. In the year ended December 31, 2020, 40,000 options were exercised and settled for a cash payment of $0.2 million. As at December 31, 2020, 479,000 options remained exercisable (2019: 1,137,000). As at December 31, 2020 and 2019, there was no unrecognized stock compensation expense related to non-vested options. As at December 31, 2018, there was $0.3 million and $0.2 million in unrecognized stock compensation expense related to non-vested options for the options granted in July 2016 and November 2018, respectively. Stock compensation expense of nil was recognized in the year ended December 31, 2020 (2019: $0.4 million, 2018: $1.0 million).

The weighted average grant-date fair value of the options granted in 2016 was $4.06 per share and $1.53 per share for the options granted in 2018.